                                                                    EXHIBIT 10.2


                               WAIVER AGREEMENT

         THIS WAIVER AGREEMENT (the "Agreement"), dated as of September 29, 2003, is by and among PRG-SCHULTZ USA, INC. (formerly The Profit Recovery Group USA, Inc.), a Georgia corporation (the "Borrower"), PRG-SCHULTZ INTERNATIONAL, INC. (formerly The Profit Recovery Group International, Inc.), a Georgia corporation (the "Parent"), each of the Domestic Subsidiaries of the Parent (together with the Parent, the "Guarantors"), the Lenders party thereto and BANK OF AMERICA, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined shall have the meanings provided in the Credit Agreement (as defined below).

                                   WITNESSETH:

         WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of December 31, 2001 (as amended or modified from time to time, the "Credit Agreement");

         WHEREAS, the Borrower acknowledges that Events of Default will exist under the Credit Agreement on September 30, 2003 as a result of the failure of the Credit Parties to comply with (i) the terms of Section 7.11(i) of the Credit Agreement as of the fiscal quarter ending September 30, 2003 and (ii) the terms of Section 7.11(ii) of the Credit Agreement as of the fiscal quarter ending September 30, 2003 (the "Covenant Defaults");

         WHEREAS, the Borrower has requested that the Lenders waive the Covenant Defaults and continue to make available to the Borrower the Loans provided under the Credit Agreement; and

         WHEREAS, the Lenders are willing to waive the Covenant Defaults subject to the terms and conditions specified in this Agreement;

         NOW, THEREFORE, in consideration of the agreements contained herein and other good and valuable consideration, the parties hereby agree as follows:

         1. Waiver. Subject to the other terms and conditions of this Agreement, the Administrative Agent and the Lenders hereby waive the Covenant Defaults until November 15, 2003 (the "Waiver Termination Date"). Accordingly, from the date hereof through and including the Waiver Termination Date, the Administrative Agent and the Lenders shall, subject to the terms and conditions set forth herein, forbear exercising their rights and remedies arising exclusively as a result of the Covenant Defaults; provided, however, that the Administrative Agent and the Lenders shall be free to exercise any or all of their rights and remedies arising on account of the Covenant Defaults at any time after the occurrence of any Default or Event of Default under the Credit Agreement or any other Credit Document other than the Covenant Defaults. This limited waiver shall not modify or affect (a) the Credit Parties' obligation to comply fully with Section 7.11(i) and Section 7.11(ii) of the Credit Agreement at all times after the Waiver Termination Date and (b) the Credit Parties' obligations to comply fully with any other duty, term, condition or covenant contained in the Credit Agreement and the other Credit Documents. This limited waiver is limited solely to the Covenant Defaults, and nothing contained in this Agreement shall be deemed to constitute a waiver of any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Credit Documents or under applicable law.

         2. Conditions Precedent. This Agreement shall become effective immediately upon receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders.

         3.       Miscellaneous.

                  (a) The obligations of the Credit Parties under the Credit Agreement and the other Credit Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

                  (b) The Credit Parties acknowledge and confirm (i) that the Administrative Agent, on behalf of the Lenders, has a valid and enforceable first priority security interest in the Collateral, (ii) that the Borrower's obligation to repay the outstanding principal amount of the Loans and reimburse the Issuing Lender for any drawing on a Letter of Credit is unconditional and not subject to any offsets, defenses or counterclaims, (iii) that the Administrative Agent and the Lenders have performed fully all of their respective obligations under the Credit Agreement and the other Credit Documents, and (iv) by entering into this Agreement, the Lenders do not waive (except as specifically provided in Section 1 hereof) or release any term or condition of the Credit Agreement or any of the other Credit Documents or any of their rights or remedies under such Credit Documents or applicable law or any of the obligations of any Credit Party thereunder.

                  (c) The Credit Parties represent and warrant to the Lenders that (i) the representations and warranties of the Credit Parties set forth in Section 6 of the Credit Agreement are true and correct as of the date hereof and (ii) no unwaived event has occurred and is continuing which constitutes a Default or an Event of Default.

                  (d) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

                  (e) This Agreement shall be governed by and construed in accordance with, the laws of the State of Georgia.

                  (f) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  (g) The Borrower and the Guarantors, as applicable, affirm the liens and security interests created and granted in the Collateral Documents and agree that this Agreement shall in no manner adversely affect or impair such liens and security interests.

                  (h) Each Credit Party hereby represents and warrants as follows:

                           (i) Each Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

                           (ii) This Agreement has been duly executed and delivered by the Credit Parties and constitutes each of the Credit Parties' legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to

                           (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                           (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Credit Party of this Agreement.

                  (i) The Guarantors (i) acknowledge and consent to all of the terms and conditions of this Agreement, (ii) affirm all of their obligations under the Credit Documents and (iii) agree that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents.

         Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


BORROWER:                           PRG-SCHULTZ USA, INC. (formerly The Profit
                                    Recovery Group USA, Inc.), a Georgia
                                    corporation


                                    By: /s/ Donald E. Ellis, Jr.
                                       -----------------------------------------
                                    Name:  Donald E. Ellis, Jr.
                                    Title: Executive Vice President - Finance,
                                           Chief Financial Officer and Treasurer


GUARANTORS:                         PRG-SCHULTZ INTERNATIONAL, INC. (formerly
                                    The Profit Recovery Group International,
                                    Inc.), a Georgia corporation


                                    By: /s/ Donald E. Ellis, Jr.
                                       -----------------------------------------
                                    Name:  Donald E. Ellis, Jr.
                                    Title: Executive Vice President - Finance,
                                           Chief Financial Officer and Treasurer


                                    PRGFS, INC.,
                                    PRGLS, INC.,
                                    each a Delaware corporation


                                    By: /s/ Donald E. Ellis, Jr.
                                       -----------------------------------------
                                    Name:   Donald E. Ellis, Jr.
                                    Title: Executive Vice President - Finance


                                    PRGRS, INC., a Delaware corporation


                                    By: /s/ Mark L. Henry
                                       -----------------------------------------
                                    Name:   Mark L. Henry
                                    Title:  Vice President


                                    PRG HOLDING CO. (FRANCE) NO. 1, LLC,
                                    PRG HOLDING CO. (FRANCE) NO. 2, LLC,
                                    each a Delaware limited liability company


                                    By: /s/ Donald E. Ellis, Jr.
                                       -----------------------------------------
                                    Name:  Donald E. Ellis, Jr.
                                    Title: Executive Vice President - Finance,
                                           Chief Financial Officer and Treasurer

GUARANTORS:                         THE PROFIT RECOVERY GROUP U.K., INC.,
                                    THE PROFIT RECOVERY GROUP ASIA, INC.,
                                    PRG-SCHULTZ CANADA, INC. (formerly The
                                      Profit Recovery Group Canada, Inc.),
                                    THE PROFIT RECOVERY GROUP NEW ZEALAND, INC.,
                                    THE PROFIT RECOVERY GROUP NETHERLANDS, INC.,
                                    THE PROFIT RECOVERY GROUP BELGIUM, INC.,
                                    THE PROFIT RECOVERY GROUP MEXICO, INC.,
                                    PRG-SCHULTZ FRANCE, INC. (formerly The
                                      Profit Recovery Group France, Inc.)
                                    PRG-SCHULTZ AUSTRALIA, INC. (formerly The
                                      Profit Recovery Group Australia, Inc.),
                                    THE PROFIT RECOVERY GROUP GERMANY, INC.,
                                    PRG INTERNATIONAL, INC.,
                                    THE PROFIT RECOVERY GROUP SWITZERLAND, INC.,
                                    THE PROFIT RECOVERY GROUP SOUTH AFRICA,
                                      INC.,
                                    THE PROFIT RECOVERY GROUP SPAIN, INC.,
                                    THE PROFIT RECOVERY GROUP ITALY, INC.,
                                    THE PROFIT RECOVERY GROUP GREECE, INC.,
                                    THE PROFIT RECOVERY GROUP PORTUGAL, INC.,
                                    PRG-SCHULTZ JAPAN, INC. (formerly Payment
                                      Technologies, Inc.)
                                    THE PROFIT RECOVERY GROUP COSTA RICA, INC.,
                                    PRG-SCHULTZ PUERTO RICO, INC. (formerly PRG,
                                      INC.,)
                                    PRG USA, INC.,
                                    each a Georgia corporation



                                    By:  /s/ Donald E. Ellis, Jr.
                                       -----------------------------------------
                                    Name:  Donald E. Ellis, Jr.
                                    Title: Executive Vice President - Finance,
                                           Chief Financial Officer and Treasurer


                                    HS&A ACQUISITION - UK, INC.,
                                    a Texas corporation


                                    By:  /s/ Donald E. Ellis, Jr.
                                       -----------------------------------------
                                    Name:  Donald E. Ellis, Jr.
                                    Title: Executive Vice President - Finance,
                                           Chief Financial Officer and Treasurer

ADMINISTRATIVE AGENT:               BANK OF AMERICA, N.A.


                                    By:    /s/ Laura B. Schmuck
                                           ------------------------------------
                                    Name:  Laura B. Schmuck
                                           ------------------------------------
                                    Title: Assistant Vice President
                                           ------------------------------------


LENDERS:                            BANK OF AMERICA, N.A.


                                    By:    /s/ Nancy S. Goldman
                                           ------------------------------------
                                    Name:  Nancy S. Goldman
                                           ------------------------------------
                                    Title: Senior Vice President
                                           ------------------------------------

                                    LASALLE BANK, NATIONAL ASSOCIATION


                                    By:    /s/ Sara A. Huizinga
                                           ------------------------------------
                                    Name:  Sara A. Huizinga
                                           ------------------------------------
                                    Title: Assistant Vice President
                                           ------------------------------------

                                    WACHOVIA BANK, NATIONAL ASSOCIATION
                                    (formerly known as Wachovia Bank, N.A.)


                                    By:    /s/ Michael J. Romano
                                           ------------------------------------
                                    Name:  Michael J. Romano
                                           ------------------------------------
                                    Title: Vice President
                                           ------------------------------------